SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: October 22, 1997

                             Washington Mutual, Inc.
                 (Exact Name of Registrant as specified in its charter)

                                   Washington
                          (State or Other Jurisdiction
                                of Incorporation)

    0-25188                                                91-1653725
(Commission File Number)                            (IRS Identification No.)

                  1201 Third Avenue, Seattle, Washington 98101
 -----------------------------------------------------------------------------
                Address of Principal Executive Office Postal Code

                                  206-461-2000
                Registrant's telephone number including area code

Item 7.  Financial Statements and Exhibits

         (c) 1. Press Release dated October 22, 1997

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WASHINGTON MUTUAL, INC.


Date:  October 22, 1997       By:      /s/ Fay L. Chapman
                                       Fay L. Chapman
                                       Executive Vice President